Exhibit 10.2
AMENDMENT
to
AMENDED AND RESTATED EMPLOYMENT AGREEMENT
This AMENDMENT to the AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of July 22, 2026, by and between Tutor Perini Corporation, a Massachusetts corporation (the “Employer”), and Gary G. Smalley, an individual (“Executive’’).
WHEREAS, the Employer and Executive are party to an Amended and Restated Employment Agreement, effective as of November 15, 2023 (the “Employment Agreement”); and
WHEREAS, the Employer and Executive desire to amend the Employment Agreement as set forth in this Amendment, effective as of May 20, 2026.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:
FIRST: Subsection (B) of Section 6(c) of the Employment Agreement is hereby modified and replaced in its entirety with the following:
(B) performance-vesting equity incentive awards payable in Common Stock or cash (50% of the value of the aggregate grant) (collectively, the “Annual Equity Grant”).
SECOND: Subsection (iv) of each of Sections 10(a)(Death) and 10(b)(Disability) of the Employment Agreement is hereby modified and replaced in its entirety with the following:
(iv) all outstanding equity awards held by Executive immediately prior to his termination shall immediately vest in full (with outstanding options remaining exercisable for the length of their remaining term) and with any performance-based awards being paid out at the higher of target or actual performance through the Date of Termination.
THIRD: In the event of any conflict between this Amendment and any award agreements previously entered into between the Executive and the Employer, this Amendment shall control.
FOURTH: Except as specifically modified by this Amendment, all of the terms and provisions of the Employment Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.
IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment or have caused this Amendment to be duly executed and delivered on their behalf.

TUTOR PERINI CORPORATION		EXECUTIVE

By:	/s/ Gino Cesario	By:	/s/ Gary G. Smalley
Name:	Gino Cesario	Name:	Gary G. Smalley
Title:	Chief Human Resources Officer